SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2004

CONCEPTUS, INC.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-27596 (Commission file number)	94-3170244 (I.R.S. employer identification no.)

1021 Howard Avenue
San Carlos, CA 94070
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (650) 628-4700

Item 5: Other Events

     On February 11, 2004, the Registrant publicly disseminated a press release announcing certain financial results for the three and twelve months ended December 31, 2003.

     The foregoing description is qualified in its entirety by reference to the Registrant’s Press Release dated February 11, 2004, a copy of which is attached hereto as Exhibit 99.1.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

The following exhibits are filed with this Form 8-K:

99.1 Press Release dated February 11, 2004.

Item 12: Disclosure of Results of Operations and Financial Condition.

     On February 11, 2004, the Registrant publicly disseminated a press release announcing certain financial results for the three and twelve months ended December 31, 2003.

     The foregoing description is qualified in its entirety by reference to the Registrant’s Press Release dated February 11, 2004, a copy of which is attached hereto as Exhibit 99.1.

     Forward-Looking Statements. This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of those terms and other comparable terminology. These statements reflect only management’s current expectations. Important factors that could cause actual results to differ materially from the forward-looking statements we make or incorporate by reference in this report are set forth under the heading “Risk Factors” in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as may be updated from time to time by our future filings under the Securities Exchange Act. If one or more of these risks or uncertainties materialize, or if any underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCEPTUS, INC. (Registrant)

By:	/s/ Gregory E. Lichtwardt

Gregory E. Lichtwardt
Executive Vice President, Treasurer
and Chief Financial Officer

Dated: February 11, 2004

INDEX TO EXHIBITS

No.	Description

99.1	Press Release dated February 11, 2004.